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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of report : April 23, 2002
               (Date of earliest event reported): April 23, 2002


                          El Paso Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                       1-11680                 76-0396023
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


                             1001 Louisiana Street
                                Houston, TX 77002
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 420-2600

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ITEM 5.           OTHER EVENTS

         We have filed this Current Report to file consents from experts with respect to reports incorporated by reference into our Registration Statement on Form S-3 (File No. 333-85987).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                  Each exhibit identified below is filed as part of this report.

                       23.1     Consent of PricewaterhouseCoopers LLP

                       23.2     Consent of Arthur Andersen LLP

                       23.3     Consent of Netherland, Sewell & Associates, Inc.






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                         EL PASO ENERGY PARTNERS, L.P.
                                  EXHIBIT LIST

Exhibit No.             Description
-----------             -----------
   Each exhibit identified below is filed as part of this report.

   23.1        Consent of PricewaterhouseCoopers LLP

   23.2        Consent of Arthur Andersen LLP

   23.3        Consent of Netherland, Sewell & Associates, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EL PASO ENERGY PARTNERS, L.P.,
                                         By El Paso Energy Partners Company,
                                         its general partner

Date: April 23, 2002                  By:     /s/ D. MARK LELAND
                                         ------------------------------------
                                                  D. Mark Leland
                                        Senior Vice President and Controller
                                           (Principal Accounting Officer)
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                                  EXHIBIT INDEX


Exhibit No.             Description
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   23.1        Consent of PricewaterhouseCoopers LLP

   23.2        Consent of Arthur Andersen LLP

   23.3        Consent of Netherland, Sewell & Associates, Inc.